Citigroup 2007 Beyond the Basics Financial Services Forum May 22, 2007 Exhibit 99.1

REGIONS

# FORWARD LOOKING STATEMENT

The information contained in this presentation may include forward looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 ("the Act") provides a safe-harbor for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management's expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

- Regions' ability to achieve the earnings expectations related to businesses that have been acquired, or that may be acquired in the future, including its merger with AmSouth Bancorporation ("AmSouth"), which in turn depends on a variety of factors, including:
  - Regions' ability to achieve the anticipated cost savings and revenue enhancements with respect to the acquired operations, or lower than expected revenues from continuing operations;
  - the assimilation of the acquired operations to Regions' corporate culture, including the ability to instill appropriate credit practices and efficient approaches to the acquired operations;
  - the continued growth of the markets that the acquired entities serve, consistent with recent historical experience;
  - difficulties related to the integration of the businesses, including integration of information systems and retention of key personnel.
- Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
- Regions' ability to keep pace with technological changes.
- Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
- Regions' ability to effectively manage interest rate risk, market risk, credit risk and operational risk.
- Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
- The cost and other effects of material contingencies, including litigation contingencies.
- Further easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, may increase competitive pressures.
- Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
- Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular may lead to a deterioration in credit quality, thereby increasing provisioning costs, or a reduced demand for credit, thereby reducing earning assets.
- The occurrence of natural disasters or the threat or occurrence of war or acts of terrorism and the existence or exacerbation of general geopolitical instability and uncertainty.
- Possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
- Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.

The words "believe," "expect," "anticipate," "project," and similar expressions signify forward looking statements. Readers are cautioned not to place undue reliance on any forward looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward looking statements.

A Top Ten U.S. Bank Holding Company
›
Market Capitalization $26 billion 10th
›
Assets $138 billion 10th
›
Loans, net of unearned income $94 billion 9th
›
Deposits $95 billion             8th
›
Branches 1,913 7th
›
ATMs 2,590 8th
National Rank
1
1 As of March 31, 2007.

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
TX
MS
LA
AL
GA
FL

Franchise Footprint
Source:  SNL DataSource.  Deposit data as of 30-Jun-2006.
State Dep. ($B) Mkt. Share Rank
AL $20.8 30% #1
FL 18.4 5 #4
TN 17.6 17 #2
LA 7.8 11 #3
MS 6.5 16 #1
GA 5.5 3 #6
AR 4.4 10 #1
TX 2.9 1 #19
MO 2.3 2 #7
IN 1.9 2 #10
Other 4.3 — —
Regions
Morgan Keegan
Insurance

Strong Local Market Share
10.9 Citigroup
14.9 SunTrust
15.1 National City
15.4 AmSouth
15.7 Regions
17.8 US Bancorp
18.7 Fifth Third
18.8 Bank of America
19.2 JPMorgan Chase
20.3 Wachovia
20.4 Regions / AmSouth
21.3 BB&T
23.8% Wells Fargo
Weighted
Average
Market Share
1
Top U.S.
Banks
Regions compares
favorably in terms of
local market share
relative to other top 10
banking franchises
1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Based on June 30, 2006 data.
Note: Excludes divested branches.

Key Integration Accomplishments
›
Announced Organizational Decisions
›
Identified Major Systems and Started Conversions
›
Completed Divestitures
›
Began Executing Branch Consolidation Plans
›
Cost Saves on Track
›
Capital Management

Organizational Structure
Geographies
Lines of
Business
Alabama
Midwest
East
Florida
West
Tennessee
Mississippi
Morgan Keegan
Matrix Business
Model
Private Banking
Trust & Asset Mgmt
Mortgage
Consumer Banking
Commercial Banking
Business Banking

Conversion Timeline
Combined
Product Set
& Incentives
Complete Sale
of Divested
Branches
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Brokerage
Conversion
Mortgage
Origination &
Servicing
Conversion
•
Phase One
Branch
Conversion
•
Trust
Conversion
•
Phase Three
Branch
Conversion
•
Phase Four
Branch
Conversion
•
Achieve $400
MM Annual
Run-rate in
Cost Saves
•
Phase Two
Branch
Conversion

Required Branch Divestitures
All divestitures completed in 1Q07.
Expected impact to pre-tax income: $23MM per quarter.
$1.5 $2.0 39 Alabama
$1.7 $2.7 52 Total
.1 .4 7 Tennessee
.1 .3 6 Mississippi
Total
Loans
($B)
Total
Deposits
($B)
# of
Branches
State

Branch Conversion Schedule Event 1 3Q07 Event 2 4Q07 Event 3 1Q08 Event 4 2Q08

Net Cost Saves: On-track $0 $100 $200 $300 $400 2008E 2007E 4Q06 $7 MM Estimated $150 MM Estimated $400 MM Net Cost Savings Full run-rate achieved by 2Q 2008

Branch Consolidations
55 Tennessee
2 Arkansas
156 Total
2 Missouri
2 Georgia
12 Mississippi
17 Louisiana
31 Alabama
35 Florida
Targeted closure
dates to coincide with
system conversions
Significant source of
efficiency gain
Event 1
Event 2
Event 3
Event 4

Capital Management – A Strategic Opportunity
›
During 2Q07:
•
Lowered overall cost of capital by issuing $700MM 6.625%
Enhanced Trust Preferred Securities
•
Executed accelerated 14.2MM share repurchase
›
Capital ratios remain strong
6.20 6.52 Tangible Common
11.40 11.22 Total Risk Based
7.90% 7.96% Tier 1 Capital
Projected
2Q07 1Q07

Total Loan Portfolio – March 31, 2007
Loan Portfolio per Call Report Schedule RC-C
›
Over 50% of the Commercial and Industrial and Commercial Real Estate
portfolio is under $3 million in note size
Indirect
5%
Other Consumer
2%
Home Equity
17%
Alt A
3%
Owner Occupied Real
Estate
12%
Multifamily
2%
Land and Other
Construction
13%
1-4 Family Construction
4%
Commercial / Leasing
22%
Other Commercial Real
Estate
5%
Residential First
Mortgage
15%

Commercial Real Estate (CRE)
›
The CRE portfolio is diversified by product, loan size, and by geography
›
Our CRE portfolio is very granular with the average note size under
$500 thousand
›
This average note size is reflective of real estate done in our
Community Banks
›
These loans are generally underwritten based on the individual borrower’s financial strength and consequently provide a
different risk profile than larger CRE loans
›
The Top 5 MSA concentrations are Atlanta, Miami, Nashville,
Tampa, and Birmingham, all of which are under 10%

Commercial Real Estate by Product
Other Commercial
Real Estate
14%
Owner Occupied
Real Estate
33%
Multifamily
4%
Land and Other
Construction
37%
1-4 Family
Construction
12%
›
Owner Occupied Commercial Real Estate is based on the credit strength of the operating company (borrower) and does not depend on the real estate for repayment
Commercial Real Estate by Product per Call Report Schedule RC-C

Commercial Real Estate by Geography NC 6% Other 12% TX 6% LA 5% AL 10% AR 4% GA 12% MO 3% FL 29% SC 4% TN 9%

Florida Real Estate
›
Florida Commercial Real Estate:
›
29% of our Commercial Real Estate outstandings are in Florida
›
75% of the Florida outstandings are in the following high-growth MSAs:  Tampa Bay
Area, Miami, Panhandle, Orlando, Jacksonville, Naples, and Ft. Myers
›
Florida Consumer Real Estate:
›
Our Consumer exposure has low default probabilities as evidenced by the high average
FICO scores of over 720
›
There is good protection in the property as evidenced by an average LTV of 72%, which does not reflect past price appreciation
›
Florida economy:
›
Despite the slowdown in the housing markets, the Florida economy continues to perform well
›
The unemployment rate is 3.3%, improved since last year and below the national average
›
Jobs lost in the residential construction area have been largely offset by gains in heavy and civil engineering construction and ongoing growth in Florida’s core economy

Consumer Real Estate Portfolio
›
Average Loan Size = $125 thousand
›
71% are first lien position
›
Weighted Average LTV FICO
›
Total Portfolio 72% 730
›
Alt A 73% 729
›
No negative amortizing mortgages
›
No Option Adjustable Rate Mortgages
›
EquiFirst sold 1Q2007
Remaining Loan
Portfolio
65%
Home Equity
17%
Alt A
3%
Residential First
Mortgage
15%

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